Exhibit 32.1

Certification of Principal Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the Annual Report on Form 10-K for the year ended September 30, 2018 (the “Report”) of Alico, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Henry R. Slack, Executive Chairman and Principal Executive Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 6, 2018	By:	/s/ Henry R. Slack
Henry R. Slack
Executive Chairman and Director (Principal Executive Officer)